77Q1(e)

1.  Amended and Restated Management Agreement between
American Century Capital Portfolios, Inc. and American
Century Investment Management, dated March 1, 2010
(filed electronically as Exhibit (d) (2) to
Post-Effective Amendment No. 45 to the Registrant’s
Registration Statement on February 8, 2010, File
No. 033-64872 and incorporated herein by reference).